                                                                   Exhibit 10.20

                                 LOAN AGREEMENT


                           Dated as of April 22, 1997


                                 By and Between



              FIRST CHOICE PROPERTIES CORP., a Delaware corporation


                                   as Borrower

                                       AND

                    QI CAPITAL CORP., a Delaware corporation

                                    as Lender

                                 LOAN AGREEMENT
                                 --------------


           THIS LOAN AGREEMENT, dated as of April 22, 1997, by and between
QI CAPITAL CORP., a Delaware corporation, having an address at 10750 Columbia Pike, Silver Spring, Maryland 20901, together with its successors and assigns, including, without limitation, the Loan Purchaser (as hereinafter defined), as lender ("Lender"), and FIRST CHOICE PROPERTIES CORP., a Delaware corporation
            ------
("Borrower"), having an address at 10750 Columbia Pike, Silver Spring,
  --------
Maryland 20901.

           All capitalized terms used herein shall have the respective meanings set forth in Section 1 hereof.

                              W I T N E S S E T H :
                              - - - - - - - - - -

           WHEREAS, Borrower desires to obtain the Loan from Lender;

           WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents;

           WHEREAS, the Loan will be secured by, inter alia, first priority
                                                 ----- ----
security interests on the fee and/or leasehold estates in and to thirty six (36) Properties;

           WHEREAS, Lender's interest in the Loan may be purchased by the Loan Purchaser on or after the Closing Date; and

           WHEREAS, Borrower consents to the transfer described in the preceding Recital.

           NOW, THEREFORE, in consideration of the covenants, agreements, representations and warranties set forth in this Agreement, and other good and valuable consideration, the parties hereto hereby covenant, agree, represent and warrant as follows:


           I.   DEFINITIONS; PRINCIPLES OF CONSTRUCTION
                ---------------------------------------


           Section 1.1 Definitions.
           ----------- -----------

           For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

           "Accounting Year" shall mean the most recent twelve (12) complete
            ---------------
months.

           "Adjustment Date" shall mean the first day of each calendar year.
            ---------------

           "Affected Property" shall have the meaning specified in Section 2.2.3
            -----------------                                      -------------
hereof.

          "Affiliate" shall mean, as to any Person, any other Person that,
           ---------
directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

          "Agreement" shall mean this Loan Agreement, as the same may be
           ---------
amended, restated, replaced, supplemented or otherwise modified from time to time.

          "Allocated Loan Amount" shall mean, with respect to each Property,
           ---------------------
that portion of the Principal Amount allocated by Lender to such Property, as set forth on Schedule A annexed hereto. Following the Closing Date, the initial
             ----------
Allocated Loan Amount will be adjusted in connection with each reduction in the principal balance of the Loan, whether as a result of scheduled amortization, prepayment or otherwise (including in connection with any release, casualty or condemnation), such that the Allocated Loan Amount for each remaining Property after any such reduction shall equal the product of (x) a fraction the numerator of which is the Allocated Loan Amount of such Property immediately before such adjustment and the denominator of which is the aggregate Allocated Loan Amount immediately before such adjustment for all of the Properties (other than any being released concurrently with such reduction), multiplied by (y) the outstanding principal balance of the Loan immediately after such reduction in the principal balance of the Loan; provided, however, that any reduction in the principal balance of the Loan resulting from a prepayment made in connection with the release of or a casualty or condemnation relating to a specified Property shall first reduce the Allocated Loan Amount for such Property until the Allocated Loan Amount for the affected Property is reduced to zero, prior to adjustment of the Allocated Loan Amount for all other Properties as described above.

          "Base Year Index" shall mean the CPI as it exists on the date hereof.
           ---------------

          "Base Year Trade Payable Amount" shall have the meaning specified in
           ------------------------------
Section 3.1(ii)(d) hereof.
------------------

          "Borrower" shall have the meaning specified in the first Paragraph
           --------
hereof.

          "Business Day" shall mean any day other than (i) a Saturday or a
           ------------
Sunday, or (ii) a day on which federally insured depository institutions in New York City or the cities in which the principal servicing officer of the Servicer or the corporate trust office of the Trustee are authorized or obligated by law, governmental decree, or executive order to be closed.

          "Cash Management Agreement" shall mean that certain Cash Management
           -------------------------
Agreement of even date herewith, by and between Borrower and Lender.

          "Certificate" or "Certificates" shall mean any certificate or
           -----------      ------------
certificates evidencing interests in the trust to be created pursuant to the Trust and Servicing Agreement.

          "Closing Date" shall mean the date of the closing of the Loan.
           ------------

          "Collateral Security Documents" shall mean any right, document or
           -----------------------------
instrument given as security for the Note, including, without limitation, the Mortgages and the

Assignments of Leases, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "CPI" shall mean the Consumer Price Index for the Metropolitan
           ---
Washington, D.C. Area now known as the United States Bureau of Labor Statistics, Consumer Price Index, for Urban Wage Earners and Clerical Workers, all items (1982-84 = 100).

          "Debt Service" shall mean, for the applicable period, all payments of
           ------------
principal or interest made by Borrower to Lender in accordance with the terms of the Note with respect to such period.

          "Debt Service Coverage Ratio" shall mean, with respect to any DSCR
           ---------------------------
Determination Date, the ratio of (a) the aggregate Net Operating Income for all of the Properties then remaining encumbered by a Mortgage determined on an accrual basis for the applicable Accounting Year immediately preceding such DSCR Determination Date to (b) the scheduled payments of principal and interest (assuming no prepayments or Releases except with respect to the Property for which Borrower is then seeking a Release) under the Note for the twelve (12) calendar month period immediately following such DSCR Determination Date.

          "Depositor" shall mean Lender, as depositor under the Trust and
           ---------
Servicing Agreement.

          "DSCR Determination Date" shall mean the date which is forty five (45)
           -----------------------
days prior to the date on which Borrower has requested that a Release of a Property is to occur pursuant to Section 2.2.1 below.
                                 -------------

          "Engineering Reports" shall mean, as to all Properties, those certain
           -------------------
reports on the structural, electrical, mechanical and engineering components of each of the Properties delivered to, or obtained by, Lender in connection with the making of the Loan.

          "Environmental Indemnity" shall mean the certain Hazardous Materials
           -----------------------
Indemnity Agreement of even date herewith, by Borrower in favor of Lender with respect to environmental conditions on the Properties, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "Environmental Reports" shall mean, as to all Properties, those
           ---------------------
certain Phase I and Phase II environmental site assessments of the Properties previously delivered to, or obtained by, Lender, in connection with the making of the Loan.

          "Event of Default" shall have the meaning specified in Section 5.1
           ----------------                                      -----------
hereof.

          "Excess" shall have the meaning specified in Section 2.2.2 hereof.
           ------                                      -------------

          "Expenses" shall mean, with respect to each Property, all ordinary and
           --------
customary expenses payable by the Tenant or Manager of such Property in the ordinary course of operating such Property as a hotel, as determined on an accrual basis in accordance with GAAP consistently applied, including, without limitation, payments made into the applicable

FF&E Reserve Fund (as that term is defined in the Mortgages), but excluding, however, Debt Service, the portion of the Base Management Fee (as defined in the Management Agreements) not subordinated to the payment of the Loan, capitalized expenditures for capital improvements and non-cash items such as depreciation.

          "Franchise Agreement" shall mean, with respect to each Property, that
           -------------------
certain                           by and between Borrower and Choice Hotels
        -------------------------
Franchising, Inc. ("Franchisor").
                    ----------

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America as of the date of the applicable financial report.

          "Governmental Authority" shall mean any court, board, agency,
           ----------------------
commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

          "Ground Lease" shall mean those certain ground leases more
           ------------
specifically identified on Schedule B annexed hereto.
                           ----------

          "Improvements" shall have the meaning specified in the Mortgages with
           ------------
respect to the Properties.

          "Indebtedness" shall mean the indebtedness in the original principal
           ------------
amount set forth in, and evidenced by, the Note, together with all other obligations and liabilities of Borrower due or to become due to Lender pursuant to the Note, this Agreement or any other Loan Document, including, without limitation, all interest thereon.

          "Independent Director" shall have the meaning specified in Section
           --------------------                                      -------
3.1(ii)(q) hereof.
----------

          "Legal Requirements" shall mean all federal, state, county, municipal
           ------------------
and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities to which any Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, is subject, including, without limitation, all zoning, land use, building, and environmental statutes, laws, codes, resolutions and ordinances, whether now or hereafter enacted and in force, and all permits, licenses, variances and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting any Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to any Property or any part thereof or (ii) in any way limit the use and enjoyment thereof.

          "Lender" shall have the meaning specified in the first Paragraph
           ------
hereof.

          "Lien" shall mean any mortgage, deed of trust, deed to secure debt or
           ----
other such security agreement affecting any Property or any portion thereof.

           "Loan" shall mean the $117,500,000.00 loan, evidenced by the Note,
            ----
and secured by the Mortgages and the other Collateral Security Documents, made by Lender to Borrower pursuant hereto and to the Note.

           "Loan Documents" shall mean, collectively, this Agreement, the Note,
            --------------
the Mortgages, the Environmental Indemnity, the Cash Management Agreement and the other Collateral Security Documents and any other document executed or delivered by or on behalf of Borrower in connection with the Loan.

           "Loan Purchaser" shall mean any purchaser of the Loan from
            --------------
the Lender, such purchaser's designee, the respective successors and/or assigns of such purchaser or designee and any subsequent holder of the Note.

           "Management Agreements" shall mean, as to each Property, that certain
            ---------------------
Management Agreement dated of even date herewith by and between Borrower and Manager.

           "Management Fees" shall mean the fees paid to the Manager pursuant to
            ---------------
the terms of the Management Agreements.

           "Manager" shall mean Beltway Management Company, a Delaware
            -------
corporation.

           "Material Adverse Effect" shall have the meaning specified in Section
            -----------------------                                      -------
3.1(i)(dd) hereof.
----------

           "Maturity Date" shall have the meaning specified in the Note.
            -------------

           "Mortgages" shall mean those certain mortgages, deeds of trust or
            ---------
deeds to secure debt dated the date hereof, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, which Mortgages have been executed by Borrower and, where applicable, Boulevard Motel Corp. ("Boulevard"), Comfort California, Inc., or Bowling Green Inn-Brandywine,
        ---------
Inc., in favor of, or for the benefit of, Lender, each Mortgage encumbering the fee and/or ground lessee's leasehold estate in the respective Property to which it applies, as more specifically set forth therein.

           "Net Operating Income" shall mean, with respect to each Property and
            --------------------
any period, the (a) Total Hotel Sales for such period less (b) the Expenses for the same period.

           "Net Sales Proceeds" shall mean, with respect to a Property sold by
            ------------------
Borrower, the total compensation received by Borrower with respect to such sale less reasonable and customary costs, fees and expenses incurred by Borrower in
----
connection with such sale.

           "Note" shall mean that certain Promissory Note of even date herewith,
            ----
made by Borrower in favor of Lender or its assigns, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

           "Officer's Certificate" shall mean a certificate delivered to Lender
            ---------------------
by Borrower which is signed by an officer who serves as Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, Controller, President or Vice President of Borrower.

           "Percentage of CPI Increase" shall mean, with respect to, and as
            --------------------------
calculated effective as of, each Adjustment Date, the percentage, if any, by which the CPI existing as of such Adjustment Date exceeds the Base Year Index.

           "Permits" shall have the meaning specified in Section 3.1(i)(s)
            -------                                      -----------------
hereof.

           "Permitted Exceptions" shall have the meaning specified in Section
            --------------------                                      -------
3.1(i)(a) hereof.
---------

           "Person" shall mean any individual, corporation, partnership, joint
            ------
venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

           "Principal Amount" shall mean the outstanding principal balance of
            ----------------
the Loan.

           "Private Placement Memorandum" shall mean that certain Private
            ----------------------------
Placement Memorandum dated April 16, 1997 prepared and issued in connection with the issuance of the Certificates.

           "Proceeds" shall have the meaning specified in Section 2.2.2 hereof.
            --------                                      -------------

           "Property" or "Properties" shall mean the parcel or parcels, as the
            --------      ----------
case may be, of real property, and the Improvements thereon owned or ground leased by Borrower and encumbered by the Mortgages pertaining to same, together with all rights and property of Borrower pertaining to such real property and Improvements, as more particularly described in the granting clauses of the Mortgages and referred to therein as the "Mortgaged Property" or the "Trust Property", as the case may be.

           "Property Agreements" shall have the meaning specified in Section
            -------------------                                      -------
3.1(i)(y) hereof.
---------

           "Qualified Manager" shall have the meaning specified in Section 4.2
            -----------------                                      -----------
hereof.

           "Rating Agency" shall mean Standard & Poor's Ratings Services, a
            -------------
division of the McGraw-Hill Companies, Inc.

           "Release" shall have the meaning specified in Section 2.2.1 hereof.
            -------                                      -------------

           "Release Payment" shall have the meaning specified in Section 2.2.1
            ---------------                                      -------------
hereof.

           "Servicer" shall mean the entity described as such in the Trust and
            --------
Servicing Agreement or its successor in interest, or if any successor servicer is appointed pursuant to the Trust and Servicing Agreement, such successor servicer.

           "State" shall mean, with respect to a given Property, the State or
            -----
Commonwealth in which such Property or any part thereof is located.

           "Substitute Management Agreement" shall have the meaning specified in
            -------------------------------
Section 4.2 hereof.
-----------

           "Surveys" shall mean the ALTA surveys of the Properties certified and
            -------
delivered to Lender in connection with the Loan.

           "Title Policies" shall mean the title insurance policies issued, or
            --------------
to be issued, to Lender by Commonwealth Land Title Insurance Company, insuring the liens of the Mortgages.

           "Total Hotel Sales" shall mean, with respect to each Property, any
            -----------------
and all sums derived from the operation of the Property as a hotel, determined on an accrual basis after deducting all allowances for rebates and adjustments, whether cash or credit, derived directly or indirectly from any source including, without limitation, (i) the amounts received as payment for the use and occupancy of all meeting rooms, banquet function rooms, and public areas,
(ii) all revenues derived from the sale of food and other edibles in restaurants, lounges, meeting rooms, banquet rooms, guest rooms and any other locations at the Property, (iii) all revenues derived from the sale of liquor, beverages, and other potables in restaurants, lounges, meeting rooms, banquet rooms, guest rooms and any other locations at the Property, (iv) all revenues derived from the use of telephones in guest rooms or in public areas and (v) all revenues derived from leases, subleases, concessions, vending, valet services, banquet extras, movies or income of a similar or related nature, but excluding any proceeds received as a result of a casualty or condemnation loss.

           "Transferee" shall have the meaning specified in Section 2.3 hereof.
            ----------                                      -----------

           "Trust and Servicing Agreement" shall mean that certain Trust and
            -----------------------------
Servicing Agreement dated as of the date hereof, pursuant to which the Loan is being assigned to a trustee in trust and one or more classes of Certificates are being issued representing beneficial ownership interests in such trust.

           "Trustee" shall mean the entity described as such in the Trust and
            -------
Servicing Agreement or its successor in interest, or if any successor trustee is appointed pursuant to the Trust and Servicing Agreement, such successor trustee.

           "Yield Maintenance Payment" shall have the meaning ascribed thereto
            -------------------------
in the Note.

           Section 1.2 Principles of Construction.
           --------------------------------------

           All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this

Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, as modified herein.


           II. GENERAL TERMS
               -------------

           Section 2.1 Loan Commitment; Disbursement to Borrower.
           ----------- -----------------------------------------

           2.1.1 The Loan. Subject to and upon the terms and conditions set
                 --------
forth herein, Lender hereby agrees to make the Loan to Borrower on the Closing Date, in the original principal amount set forth in the Note, which Loan shall mature on the Maturity Date. Borrower hereby agrees to accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth herein.

           2.1.2 Disbursement to Borrower. Borrower may request and receive only
                 ------------------------
one borrowing in respect of the Loan and any amount borrowed and repaid in respect of the Loan may not be reborrowed. Borrower shall, on the Closing Date, receive the Loan, subject to the direction given by Borrower as to the application of Loan proceeds.

           2.1.3 The Note. The Loan shall be evidenced by the Note, in the
                 --------
original principal amount of the Loan. The Loan shall bear interest as provided in the Note, and shall be subject to the payment of interest and the repayment and prepayment of the Principal Amount as provided for in the Note. The Note shall be entitled to the benefits of this Agreement and shall be secured by the Mortgages and the other Collateral Security Documents.

           Section 2.2 Releases.
           ----------- --------

           2.2.1 Permitted Releases. Except as otherwise permitted by Section
                 ------------------                                   -------
2.2.2 and Section 2.2.3 hereof, and notwithstanding anything to the contrary set
-----     -------------
forth in the Mortgages, Borrower may obtain the release of any Property from the lien of the Mortgage encumbering such Property (a "Release") upon the following
                                                   -------
terms and conditions:

           (a) Borrower shall notify Lender in writing at least thirty (30) days prior to the date on which Borrower would like to have the Release take place, such notification to include an Officer's Certificate stating that the Debt Service Coverage Ratio as of the applicable DSCR Determination Date for the Properties remaining after such Release is not less than the greater of
                 (i) the Debt Service Coverage Ratio as of the date hereof, and
                 (ii) the Debt Service Coverage Ratio as of the DSCR Determination Date for all the Properties immediately prior to such Release, such Officer's Certificate to have attached thereto the unaudited operating statements for each Property (including the Property to be Released) with respect to the Accounting Year immediately preceding the applicable DSCR Determination Date;

           (b) Lender shall have received from Borrower a payment in reduction of the Principal Amount (a "Release Payment") equal to at least
                                             ---------------
                 one hundred and twenty five percent (125%) of the Allocated Loan Amount for the applicable Property;

           (c) Lender shall have received the Yield Maintenance Payment due from Borrower with respect to the payment by Borrower to Lender of the Release Payment;

           (d) there shall exist, as of the applicable Release date, no Event of Default under, and as that term is defined in, the Mortgages;

           (e) Lender shall have received in writing confirmation from the Rating Agency to the effect that such Release will not result in a downgrade, withdrawal or qualification of the rating then in effect for the Certificates, together with such legal opinions as may be reasonably requested by the Rating Agency;

           (f) Lender shall have received written assurance from Borrower that such Release will not adversely affect the classification of the Trust REMIC (as defined in the Trust and Servicing Agreement) as a REMIC, or the remaining portion of the Trust Fund as a grantor trust which is not taxable as a mortgage pool;

           (g) at the time of the Release, Borrower shall transfer its interest in the Property for which the Release has been requested to an Affiliate of Borrower or other Person not a party to the Loan Documents; and

           (h) Lender shall have been reimbursed for all reasonable costs and expenses (including without limitation reasonable legal fees and Rating Agency fees) incurred by it in considering said Release, said reasonable costs and expenses to be paid by Borrower to Lender regardless of whether the Release takes place.

           2.2.2 Release of Property Following Casualty or Condemnation Loss.
                 -----------------------------------------------------------
With respect to any Property (i) which has had fifty percent (50%) or more of the Improvements located thereon taken in condemnation or destroyed by a casualty loss, and Borrower is unable to, or has elected not to, restore or repair such applicable Property, or (ii) which has had less than fifty percent (50%) of the Improvements located thereon taken in condemnation or destroyed in a casualty loss, and Borrower, after exercising good faith, diligent efforts has reasonably determined that it will be unable to comply with the requirements set forth in Section 3(c)(i) of the applicable Mortgage, Borrower shall, as provided
         ---------------
for in Section 3(c)(ii) of the Mortgages, deliver to Lender all casualty loss
       ----------------
insurance proceeds or condemnation proceeds paid to or received by Borrower with respect to such casualty loss or condemnation

(the "Proceeds"). In connection therewith, Borrower may obtain a Release of such
      --------
Property from the lien of the Mortgage encumbering such Property provided that such Proceeds paid to Lender are (x) with respect to a Property suffering a casualty or condemnation loss of the magnitude referenced in clause (i) of the immediately preceding sentence, at least equal to the Allocated Loan Amount for the applicable Property, and (y) with respect to Property suffering a casualty or condemnation loss of the magnitude referenced in clause (ii) of the immediately preceding sentence, at least equal to one hundred and twenty five percent (125%) of the Allocated Loan Amount for the applicable Property, and provided further, that at the time of such Release Borrower shall transfer its interest in the Property for which the Release has been requested to an Affiliate of Borrower or other Person not a party to the Loan Documents. To the extent that the Proceeds delivered to Lender exceed the Allocated Loan Amount or one hundred and twenty five percent (125%) of the Allocated Loan Amount, as applicable, such excess portion (the "Excess") shall be applied by Lender in
                                      ------
reduction of the Indebtedness and the Allocated Loan Amounts of each of the remaining Properties shall be decreased by an amount equal to, as to each remaining Property, the product of (1) the Excess, multiplied by (2) a fraction, the numerator of which is the Allocated Loan Amount for such Property and the denominator of which is the aggregate of all Allocated Loan Amounts of all Properties (except the Property being released pursuant hereto). In the event that the Proceeds paid to Lender with respect to the applicable Property are less than the Allocated Loan Amount or one hundred and twenty five percent (125%) of the Allocated Loan Amount, as applicable, Borrower may obtain a Release of such Property from the lien of the Mortgage encumbering such Property if Lender shall have received from Borrower a payment (in addition to the Proceeds) equal to the difference between (i) the Allocated Loan Amount or one hundred twenty five percent (125%) of the Allocated Loan Amount, as applicable, for the applicable Property less (ii) the Proceeds (net of expenses incurred by Lender in collecting such proceeds) previously delivered to Lender. No Yield Maintenance Premium shall be due in connection with any prepayments made pursuant to this Section 2.2.2.
                 -------------

           2.2.3 Releases Following Certain Events of Default. Notwithstanding
                 --------------------------------------------
anything to the contrary set forth in the Mortgages, Borrower may, following the occurrence of an Event of Default which is attributable to an identifiable Property (an "Affected Property") being in violation of an Environmental Law (as
              -----------------
such term is defined in the Environmental Indemnity), obtain the Release of any such Affected Property from the lien of the Mortgage encumbering such Affected Property upon and subject to the following terms and conditions:

           (a) Borrower shall notify Lender in writing at least thirty (30) days prior to the date on which Borrower would like to have the Release take place;

           (b) the event or occurrence which resulted in the applicable Property being in violation of an Environmental Law must not have resulted from the actions or omissions subsequent to the date hereof by Borrower or by an Affiliate Borrower;

           (c) Lender shall have received from Borrower a Release Payment equal to the greater of (i) the Allocated Loan Amount for the applicable Affected Property, and (ii) the Net Sales Proceeds received by Borrower from the sale of the Affected Property in the event that the Affected Property is sold by Borrower at the time of the Release thereof or at any time within six (6) months following such Release (the "Release Sale Proceeds"); provided however, that if the
                       ---------------------    ----------------
                 event or occurrence which resulted in the applicable Property being in violation of an Environmental Law was known to Borrower or any Affiliate thereof on or prior to the date hereof, the Release price shall be the greater of (i) the Release Sale Proceeds, and (ii) 125% of the Allocated Loan Amount;

           (d) Lender shall have received the Yield Maintenance Payment due from Borrower with respect to the payment by Borrower to Lender of the amount provided for in Section 2.2.3(c);
                                               ----------------

           (e) Lender shall have been reimbursed for all reasonable costs and expenses (including without limitation reasonable legal fees) incurred by it in effecting said Release, said costs and expenses to be paid by Borrower to Lender regardless of whether the Release takes place;

           (f) the maximum number of Affected Properties which Borrower shall be entitled to have released under this Section 2.2.3 shall not
                                                         -------------
                 exceed (i) three (3), and (ii) such lesser number of Properties which, in the aggregate, have Allocated Loan Amounts which do not exceed five percent (5%) of the Principal Amount on the date hereof; and

           (g) at the time of the Release, Borrower shall have transferred its interest in the Property for which the Release has been requested to an Affiliate of Borrower or other Person not a party to the Loan Documents.

           Section 2.3 Assumption of the Loan.
           ----------- ----------------------

           In connection with the sale by Borrower of all of its right, title and interest in and to all of the Properties to a unrelated third-party purchaser (the "Transferee"), Borrower shall have the right to request that
                ----------
Lender approve (on a one time only basis), a transfer, assignment to, and assumption by, Transferee of Borrower's obligations under the Note, the Mortgages and the Loan Documents. Lender's consent to such transfer and assignment and assumption will not be unreasonably withheld after consideration of all relevant factors, provided that:

           (a) no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured hereunder or under any of the Loan Documents;

           (b) the Transferee shall be a reputable Person of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Lender;

           (c) the Transferee shall have sufficient experience in the ownership and management of properties similar to the Properties, and Lender shall be provided with reasonable evidence thereof;

           (d) the Transferee must be in compliance with all applicable Rating Agency requirements for special-purpose bankruptcy remote entities and must comply with the covenants set forth in Sections 3.1 (ii) (a) through (aa) below;
                 ----------------------------------

           (e) Lender shall have received in writing confirmation from the Rating Agency to the effect that such transfer, assignment and assumption will not result in a downgrade, withdrawal or qualification of the ratings then in effect for the Certificates, together with such legal opinions as may be reasonably requested by the Rating Agency;

           (f) the transfer shall have been approved in writing by the Servicer;

           (g) the Transferee shall have executed and delivered to Lender an assumption agreement in form and substance reasonably acceptable to Lender evidencing such Transferee's agreement to abide and be bound by the terms of the Note, the Mortgages and the other Loan Documents, together with such legal opinions and title insurance endorsements as may be reasonably requested by Lender;

           (h) Lender shall have received evidence reasonably satisfactory to Lender that all required approvals, if any, to such sale or transfer shall have been obtained, including, without limitation, any approvals required under any Ground Lease and Franchise Agreement, if applicable; and

           (i) Lender shall have been reimbursed for all reasonable costs and expenses (including without limitation reasonable legal fees and Rating Agency fees) incurred by it in considering, evaluating and, if applicable, permitting said assignment and assumption, said reasonable costs and expenses to be paid by Borrower to Lender regardless of whether the assignment and assumption takes place.


           III. REPRESENTATIONS, WARRANTIES AND COVENANTS
                -----------------------------------------

           Section 3.1 Borrower's Representations, Warranties and Covenants.
           ----------- ----------------------------------------------------

           (i) Borrower hereby represents and warrants, as to itself and as to its Properties, that:

           (a) Lender has a first priority lien in the Properties subject only to those matters expressly set forth in the Title Policies (the "Permitted
                                                                 ---------
Exceptions"), and except as to those Properties which are subject to Ground
----------
Leases, as described on Schedule B annexed
                        ----------
hereto, Borrower has fee simple title to the Properties, subject only to the Permitted Exceptions, and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in each of the Properties in the manner and form provided for in the applicable Mortgages. As to those Properties which are subject to Ground Leases, Borrower has good title in and to the ground lessee's leasehold estate created by such Ground Leases, subject only to the Permitted Exceptions set forth in the Title Policies, and Borrower has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in each of such Properties in the manner and form provided for in the applicable Mortgages. Borrower will preserve its interest in and title to each of the Properties, subject to the Permitted Exceptions. As to each Property, the Permitted Exceptions do not and will not materially and adversely interfere with (i) the ability of Borrower to pay in full the principal and interest on the Note in a timely manner, or (ii) the use of the applicable Property for the use currently being made thereof, the operation of the applicable Property as currently being operated or the value of the applicable Property. The foregoing warranty of title is stated to survive the foreclosure of the Mortgages and to inure to the benefit of and to be enforceable by Lender in the event Lender acquires title to the applicable Property pursuant to any foreclosure;

           (b) Borrower is duly formed and validly existing as a corporation in the State of Delaware, and is qualified to do business in each state in which the Properties are located, and in any other jurisdiction in which such qualification is required by law; all stock and/or shares or other interests in and to Borrower are one hundred percent (100%) owned and held by Boulevard;

           (c) the Private Placement Memorandum is true and correct in all material respects as of the date thereof and the Private Placement Memorandum does not omit to state any fact or circumstance necessary to make the statements contained therein not misleading in any material respect as of the date hereof or thereof;

           (d) the execution, delivery and performance of this Agreement, the Mortgages, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Borrower in accordance with the respective terms thereof (except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or any other similar laws affecting generally the enforcement of creditor's rights as from time to time are in effect) and do not contravene, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under the certificate of incorporation or other organizational documents of Borrower or any contract or agreement of any nature to which Borrower is a party or by which Borrower or any of its property may be bound and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject;

           (e) Borrower is not required to obtain any consent, approval or authorization from or to file any declaration or statement with, any Governmental Authority or agency in connection with or as a condition to the execution, delivery or performance of this Agreement, the Mortgages, the Note or the other Loan Documents which has not been so obtained or filed;

           (f) Borrower has obtained or made all necessary material (i) consents, approvals and authorizations and registrations and filings of or with all Governmental Authorities and (ii) consents, approvals, waivers and notifications of partners, stockholders, creditors, lessors and other non-governmental persons and/or entities, in each case, which are required to be obtained or made by Borrower in connection with the execution and delivery of, and the performance by Borrower of its obligations under, the Loan Documents and the nonexistence of which would have a Material Adverse Effect;

           (g) Borrower is not an "investment company", or company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

           (h) no part of the proceeds of the indebtedness secured hereby will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations G, T, U or X or any other Regulations of such Board of Governors, or for any purpose prohibited by legal requirements or by the terms and conditions of the Loan Documents;

           (i) Borrower has filed all federal, state and local tax returns required to be filed and, to the best of Borrower's knowledge, Borrower has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower. Borrower's tax returns properly reflect the income and taxes of Borrower for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit;

           (j)   Borrower is not an "employee benefit plan", as defined in
section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and the assets of Borrower do
  -----
not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101;

           (k) there are no pending actions, suits or proceedings, arbitrations or governmental investigations against any Property, an adverse outcome of which would have a Material Adverse Effect;

           (l) the Borrower (i) has not entered into the transaction evidenced hereby or by any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and (ii) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of the Borrower's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed the Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of the Borrower's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than the Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. The Borrower's assets do not, and immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or proposed to be conducted. The Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Borrower);

           (m) the Properties and the current use thereof comply in all material respects with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations, applicable provisions of the Americans with Disabilities Act and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Properties, other than failures to comply with the foregoing which would not have a Material Adverse Effect. None of the Properties require any material rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements, except as disclosed in the Title Policies and the Surveys;

           (n) all utility services necessary and sufficient for the use, occupancy, operation and disposition of each of the Properties for their intended purposes are available to each of the Properties, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities;

           (o) except as disclosed in the Title Policies and the Surveys, all streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of each of the Properties have been completed;

           (p) to the best of Borrower's knowledge, all curb cuts, driveways and traffic signals shown on the Surveys are existing and have been fully approved by the appropriate governmental authority;

           (q) Borrower has received no written notice of any judicial, administrative, mediation or arbitration actions, suits or proceedings pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower or the Properties which, if adversely determined, would materially impair either any of the Properties or Borrower's ability to perform the covenants or obligations required to be performed under the Loan Documents;

           (r) no condemnation, eminent domain or like proceeding is pending or, to the best of Borrower's knowledge, threatened or contemplated;

           (s) Borrower possesses all material licenses and permits (collectively, the "Permits") required for the conduct of its business substantially as now conducted, all fees due and payable in connection with the Permits have been paid and Borrower's business with respect to each Property complies with the Permits in all material respects;

           (t) the Franchise Agreement is in full force and effect, all franchise fees, reservation fees, royalties and other sums due thereunder have been paid in full to date, and neither Borrower nor Franchisor is in default thereunder.

           (u) except as indicated in the Surveys and Title Policies, to the best of Borrower's knowledge, none of the Improvements lie outside the boundaries and building restriction lines of the applicable Property. Except as set forth in the Surveys and Title Policies, to the best of Borrower's knowledge, no improvements on adjoining properties encroach upon any of the Properties in any material respect;

           (v) Borrower has not entered into any security agreements or financing statements affecting any of the Properties other than the security agreements and financing statements created in favor of Lender;

           (w) except as otherwise specifically set forth in the Environmental Reports, there are no actions, suits, proceedings or orders of record or of which Borrower has notice, and, to the best of Borrower's knowledge, there are no inquiries or investigations, pending or threatened, in any such case against, involving or affecting any of the Properties, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, alleging the violation of any federal, state or local law, statute, ordinance, rule or regulation relating to Environmental Laws (as defined in the Environmental Indemnity). Furthermore, Borrower has not received any claim or notice that the ownership or operation of any of the Properties violates any federal, state or local law, statute, ordinance, rule, regulation, decree, order, and/or permit relating to Environmental Laws, and, except as otherwise specifically set forth in the Environmental Reports, to the best of Borrower's knowledge, no valid basis for any proceeding, action or claim of such nature exists;

           (x) except as indicated in the Surveys, none of the Improvements are located in a flood hazard area as defined by the Federal Insurance Administration;

           (y) except as disclosed in the Title Policies, no license or occupancy agreement to which Borrower is a party and, to the best of Borrower's knowledge, no easement, right-of-way, permit or declaration (collectively, the "Property Agreements") provides any party with the right to obtain a lien or
 -------------------
encumbrance upon any Property superior to the lien of the applicable Mortgage;

           (z) no condition exists whereby Borrower or any future owner of any Property may be required to purchase any other parcel of land which is subject to any Property Agreement;

           (aa) except as previously disclosed to Lender in writing, there are no brokerage fees or commissions payable by Borrower with respect to the Properties;

           (bb) except as previously disclosed in writing by Borrower to Lender, or as set forth in the Property Agreements, there are no outstanding options or rights of first refusal to purchase all or any portion of any of the Properties or Borrower's ownership thereof;

           (cc) Borrower has delivered, or has directed Commonwealth Land Title Insurance Company to deliver, to Lender true, correct and complete copies of all Property Agreements and any and all amendments or modifications thereto;

           (dd) no default exists or, to the best of Borrower's knowledge, no event has occurred with the passing of time or the giving of notice or both would exist, under any Property Agreement which would, in the aggregate, have a material adverse effect on (a) any of the Properties, (b) the business, prospects, profits, operations or condition (financial or otherwise) of Borrower, (c) the enforceability, validity, perfection or priority of the lien of any Loan Document or (d) the ability of Borrower to perform any material obligations under any Loan Document (a "Material Adverse Effect");
                                        -----------------------

           (ee) to the best of Borrower's knowledge, except as previously disclosed in writing by Borrower to Lender, each of the Properties is taxed separately without regard to any other real estate and, except as disclosed in the Title Policies and Surveys, constitutes a legally subdivided lot under all applicable legal requirements (or, if not subdivided, no subdivision or platting of any of the Properties is required under applicable legal requirements), and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel;

           (ff) Borrower will not, without the prior written consent of Lender, exercise any right it may have to terminate any Franchise Agreement prior to the time that the Loan has been repaid in its entirety; and

           (gg) the representations and warranties contained in this Agreement, or the review and inquiry made on behalf of the Borrower therefor, have all been made by persons having the requisite expertise and knowledge to give such representations and warranties.

           As used herein and in any other Loan Document, "to the best of Borrower's knowledge" shall mean the actual knowledge as of the date hereof of any of the elected officers of Choice Hotels International, Inc., provided
                                                                  --------
however, that neither this Agreement nor any other Loan Document shall be
-------
construed as giving rise to personal liability of any such elected officer as a result of his/her personal knowledge of facts relating to representations or covenants contained herein or therein.

     (ii) Borrower hereby represents, warrants and covenants as of the date hereof and until such time as the Loan is paid in full, that, as to itself and its Properties, it:

           (a) does not own and will not own any asset other than (i) its interest in the Depositor and in First Choice Capital Corp., a Delaware corporation, (ii) the Properties, and (iii) incidental personal property necessary for the operation of, or associated with, the Properties;

           (b) was organized solely for the purpose of owning, leasing and operating the Properties and has not engaged in and will not engage in any business other than the ownership, leasing and operation of the Properties;

           (c) will not enter into any contract or agreement with any shareholder or affiliate of Borrower except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

           (d) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Indebtedness, and (ii) trade payables or other current liabilities (excluding any borrowings) incurred in the ordinary course of the business of owning, leasing and operating the Properties and which are paid on customary trade terms and otherwise within sixty (60) days of the date incurred, trade payables or other current liabilities (excluding any borrowings), not to exceed $2,125,000.00 outstanding at any given time (the "Base Year Trade Payable
                                                  -----------------------
Amount"), subject to an annual increase on each Adjustment Date by an amount
------
equal to (i) the Base Year Trade Payable Amount multiplied by (ii) the applicable Percentage of CPI Increase, which are incurred in the ordinary course of the business of owning, leasing and operating the Properties and which are paid on customary trade terms and otherwise within sixty-one (61) to ninety (90) days of the date incurred and trade payables or other current liabilities (excluding any borrowings) being contested in good faith by Borrower.

           (e) has not made and will not make any loans or loan advances to any third party (including any Affiliate of Borrower);

           (f) is and will remain solvent and pay its debts and liabilities (including, without limitation, employment and overhead expenses) from its assets as the same shall become due;

           (g) has done or caused to be done and will do all things necessary to observe corporate formalities and to preserve its existence, and will not, nor will any shareholder thereof, amend, modify or otherwise change its certificate of incorporation or by-laws in a manner which adversely affects the Borrower's existence as a single purpose entity;

           (h) will conduct and operate its business in its own name and as presently conducted and operated;

           (i) will maintain books and records and bank accounts separate from those of its affiliates or any other Person;

           (j) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate thereof) and not as a division or part of any other Person and shall maintain and use separate stationery, invoices and checks;

           (k) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

           (l) will not, nor shall any shareholder, partner or Affiliate, seek the dissolution or winding up, in whole or in part, of the Borrower;

           (m) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any entity;

           (n) will not commingle the funds and other assets of the Borrower with those of any shareholder, any affiliate or any other person;

           (o) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

           (p) does not and will not hold itself out to be responsible for the debts or obligations of any other person;

           (q) has caused, and at all times shall cause, there to be at least one duly appointed member of the board of directors (an "Independent Director")
                                                         --------------------
of Borrower who has not been at the time of such individual's appointment, may not have been at any time during the preceding five years, and will not be during his or her service as Independent Director (A) a direct or indirect stockholder of, or an officer, director (other than with respect to such Independent Director's service as director of Borrower or the Depositor) or employee, creditor, supplier, manager or contractor of, either Borrower or of any Affiliate thereof, (B) a person or other entity controlling any such stockholder, creditor, supplier, manager or contractor, or (C) a member of the immediate family of any such stockholder, officer, employee, creditor, supplier, manager or contractor. As used in this subsection (q), the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other beneficial interests, by contract or otherwise;

           (r) has not caused and shall not cause, the board of directors of Borrower to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to Borrower's common stock, requires the unanimous affirmative vote of one hundred percent (100%) of the members of the board of directors, unless at the time of such action there shall be at least one member who is an Independent Director;

           (s) will not, without the unanimous consent of all of its directors, file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

           (t) has maintained and will maintain its books, records, resolutions and agreements as official records;

           (u) has not and will not acquire obligations or securities of its shareholders;

           (v) has allocated and will allocate fairly and reasonably any overhead for shared office space;

           (w) has not pledged and will not pledge its assets for the benefit of any other person or entity other than the holders of the Loan Documents;

           (x) has not and will not identify its shareholders or any of its affiliates as a division or part of such Borrower;

           (y) has not failed and will not fail to correct any known misunderstanding regarding its separate identity;

           (z) shall comply with the provisions of its certificate of incorporation; and

           (aa) shall conduct itself and operate its business so that all of the assumptions made in those certain legal opinions dated the date hereof by Cadwalader, Wickersham & Taft with respect to nonconsolidation issues shall be true at all times.

           Section 3.2 Survival of Representations, Warranties and Covenants.
           ----------- -----------------------------------------------------

           Borrower agrees that all of the representations, warranties and covenants of Borrower set forth in Section 3.1 and elsewhere in this Agreement
                                   -----------
and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

           IV.   MANAGEMENT AGREEMENTS
                 ---------------------

           Section 4.1 Modification of the Management Agreements.
           ----------- -----------------------------------------

           Borrower shall not alter, modify or change any of the terms or provisions of any Management Agreement to the extent that (A) such alteration, modification or change would negatively impact on Borrower's rights under such Management Agreement with respect to (i) the Manager's right to receive fees for its services thereunder, or (ii) the subordination of such fees to sums payable by Borrower to Lender under the Note and the other Loan Documents, or (B) such alteration, modification or change would result in a material increase in Borrower's obligations, if any, under such Management Agreement or a material reduction in the Manager's obligations under such Management Agreement, unless Lender shall have received in writing confirmation from the Rating Agency that such alteration, modification or change will not result in a downgrade, withdrawal or qualification of the rating then in effect for the Certificates, together with such legal opinions as may be requested by the Rating Agency.

           Section 4.2 Substitute Management Agreements.
           ----------- --------------------------------

           In the event that any Management Agreement is at any time and for any reason terminated or canceled, Borrower shall use commercially reasonable efforts to promptly enter into a replacement management agreement with respect to the applicable Property (the "Substitute Management Agreement") with a
                                 -------------------------------
nationally recognized hotel/motel franchise and management organization (a "Qualified Manager") which Qualified Manager, in either case, as determined by
 -----------------
the Rating Agency, will not cause a downgrade, withdrawal or qualification of the rating which was in effect for the Certificates immediately prior to the termination or cancellation of the applicable Management Agreement. To the extent that any fees to be paid by Borrower to any Qualified Manager under a Substitute Management Agreement exceed four percent (4%) of Total Hotel Sales, the Substitute Management Agreement shall specifically provide, in form and substance reasonably acceptable to Lender, that Borrower's obligation to pay, and the Qualified Manager's right to receive, any such excess amounts is subject and subordinate to Borrower's obligation to pay, and Lender's right to receive, all payments of principal and interest, Yield Maintenance Payments and payment of any other sums owing by Borrower from time to time under the Note, the Mortgages, this Loan Agreement and any other Loan Document.

           V.  DEFAULTS
               --------

           Section 5.1 Event of Default.
           ----------- ----------------

           The occurrence of any Event of Default under, and as that term is defined in, the Mortgages shall constitute an "Event of Default" hereunder.
                                               ----------------

           Section 5.2 Remedies.
           ----------- --------

           Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Indebtedness shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Property. Notwithstanding the fact that any Mortgage may provide that it secures less than the entire Principal Amount, upon the foreclosure by Lender of any such Mortgage, any foreclosure sale proceeds which, pursuant to the terms of the applicable Mortgage, would be paid to the applicable Borrower shall instead be paid to Lender and applied in reduction of the Principal Amount of the Loan.

           Section 5.3 Remedies Cumulative.
           ----------- -------------------

           The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one default or Event of Default with respect to Borrower shall not be construed to be a waiver with respect to any subsequent default or Event of Default by Borrower, or to impair any remedy, right or power consequent thereon.

           VI.  MISCELLANEOUS
                -------------

           Section 6.1 Servicer and Trustee Fees.
           ----------- -------------------------

           In addition to Borrower's obligation to make payments of Debt Service to Lender in accordance with the terms of the Note, Borrower shall pay to Lender when due (for disbursement to Servicer and Trustee pursuant to the Trust and Servicing Agreement) all Servicer and Trustee fees, expenses, reimbursements and other amounts for which Borrower is responsible in accordance with the terms and provisions of the Trust and Servicing Agreement.

           Section 6.2 Survival.
           ----------- --------

           This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Indebtedness of Borrower is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements contained in this Agreement shall be binding upon, and shall inure to the benefit of, Lender, together with its successors and assigns, and Borrower, together with its permitted successors and assigns.

           Section 6.3 Lender's Discretion.
           ----------- -------------------

           Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole but reasonable discretion of Lender and shall be final and conclusive.

           Section 6.4 Governing Law.
           ----------- -------------

           (a) The proceeds of the Note delivered pursuant hereto shall be disbursed from the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, and enforcement of the liens and security interests created pursuant hereto and pursuant to the other Loan Documents shall be governed by and construed according to the law of the State in which the applicable Property is located, it being understood that, to the fullest extent permitted by the law of such State, the law of the State of New York shall govern the validity and the enforceability of all Loan Documents and all of the Indebtedness or obligations arising hereunder or thereunder. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement and the Note, and this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of New York.

           (b) BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL,
(A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT,
(B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN ANY COUNTY IN WHICH THE APPLICABLE PROPERTY IS LOCATED, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM. BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER'S REGISTERED AGENT, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

           Section 6.5 Modification, Waiver in Writing.
           ----------- -------------------------------

           No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then any such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

           Section 6.6 Delay Not a Waiver.
           ----------- ------------------

           Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the date on which the same is due of any amount payable under this

Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.


           Section 6.7 Notices.
           ----------- -------

           All notices, consents, approvals and requests required or permitted hereunder shall be given in the manner specified in the Mortgages and directed to the parties at their respective addresses as provided therein.

           Section 6.8 Trial by Jury.
           ----------- -------------

           BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

           Section 6.9 Headings.
           ----------- --------

           The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

           Section 6.10 Successors and Assigns; Assignment.
           ------------ ----------------------------------

           This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective permitted successors and assigns. Lender shall have the right to transfer, sell or assign this Agreement and any of the other Loan Documents and the obligations hereunder to any Person who purchases or otherwise acquires an interest in the Loan.

           Section 6.11 Severability.
           ------------ ------------

           Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

           Section 6.12 Preferences.
           ------------ -----------

           Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

           Section 6.13 Waiver of Notice.
           ------------ ----------------

           Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which (a) this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and (b) Borrower is not, pursuant to applicable law, permitted to waive the giving of notice. To the extent permitted by applicable law, Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.


           Section 6.14 Expenses; Indemnity.
           ------------ -------------------

           Borrower covenants and agrees to reimburse Lender upon receipt of written notice from Lender for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Borrower; (ii) the filing and recording fees and expenses, title insurance and other similar expenses incurred in creating and perfecting the liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (iii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Properties, or any other security given for the Loan; and (iv) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangement provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable
                           --------  -------
for the payment of any such costs and expenses to the extent the same arise by reason of the negligence, illegal acts, fraud or willful misconduct of any of Lender.

           Section 6.15 Exhibits Incorporated.
           ------------ ---------------------

           The Exhibits and Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

           Section 6.16 Offsets, Counterclaims and Defenses.
           ------------ -----------------------------------

           Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which Borrower may have against any assignor of such documents that are unrelated to the Loan, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

           Section 6.17 No Joint Venture or Partnership.
           ------------ -------------------------------

           Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee or lender.

           Section 6.18 Conflict; Construction of Documents.
           ------------ -----------------------------------

           In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

           Section 6.19 Brokers and Financial Advisors.
           ------------ ------------------------------

           Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement other than Lehman Brothers, which Borrower will pay pursuant to separate agreements. Borrower and Lender hereby agree to indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any other Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 6.19 shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

                      Section 6.20 Prior Agreements.
                      ------------ ----------------

           This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, including, without limitation, are superseded with respect to the Loan by the terms of this Agreement and the other Loan Documents.

                      Section 6.21 Nonrecourse.
                      ------------ -----------

           The provisions of Paragraph 10 of the Note are incorporated herein by this reference to the fullest extent as if the text of such paragraph were set forth in its entirety herein.

                            [Signature Page Follows]

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                               LENDER:

                               QI CAPITAL CORP., a Delaware corporation


                               By:
                                   -----------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------


                               BORROWER:


                               FIRST CHOICE PROPERTIES CORP., a Delaware corporation


                               By:
                                   -----------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------